Summary of Significant Accounting Policies (Details) - Schedule of reconciliation of cash and restricted cash reported within the condensed balance sheets - Jasper Therapeutics, Inc. [Member] - USD ($)
$ in Thousands
	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Restricted Cash and Cash Equivalents Items [Line Items]
Cash and cash equivalents	$ 16,757	$ 19,838	$ 27,163
Restricted cash	345	345
Total cash, cash equivalents and restricted cash	$ 17,102	$ 20,183